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                                                                   EXHIBIT 10.80

                                    AGREEMENT

          THIS AGREEMENT dated as of this 31 day of MAY, 2002, by and among BCP Management, Inc. ("BCPM"), Borden Chemicals and Plastics Operating Limited Partnership ("OLP") and Robert R. Whitlow, Jr., (the "Independent Contractor").

     1. The Independent Contractor is presently an officer of BCPM and shall continue as such during the term of this Agreement. Recognizing that BCPM and the OLP, of which BCPM is the general partner, are in bankruptcy and that OLP has sold or is in the process of idling all of its operations, the parties agree that BCPM and the OLP require the services of full time executive officers, but no longer require such services on a full time basis. Accordingly, from and after the date hereof BCPM retains the services, for itself and the OLP, of the Independent Contractor as an independent contractor and not as an employee as that word is defined by applicable federal or state law or regulations, and the Independent Contractor agrees to provide to BCPM and the OLP his duties as the continuing Vice President and Chief Financial Officer, on a part time, as needed basis on the terms set forth in this Agreement. The duties to be performed by Independent Contractor include the following categories:

          . Supervising and directing financial activities, including maintenance of financial controls, cash management, accounting, tax compliance, claims reconciliation, and similar activities.

          . Supervising and directing asset collection, including accounts payable, deposit collection and accounting for the disposition and monetization of other OLP assets, including joint ventures and other tangible and intangible assets.

          . Compliance with reporting obligations, to the bankruptcy court and others, of BCPM and the OLP.

          . Participation with, and assistance to counsel for the OLP and BCPM, in the preparation, negotiation, and presentation of a plan of liquidation, in the bankruptcy cases involving the OLP and BCPM, and in other matters necessary to the prosecution of those bankruptcy cases.

          . As requested, meeting with and communicating with the BCPM Board of Directors.

          . Supervising the development and filing, and (as appropriate) endorsing the Form 10K for Year 2001 for Borden Chemicals and Plastics Limited Partnership.

          . Reviewing and commenting, as requested, on work performed by the OLP's financial advisors.

          . Supervising and directing the maintenance of and coordination of appropriate insurance coverage for the OLP and BCPM.

          . Such other duties, consistent with the position of Vice President and Chief Financial Officer, as may be agreed between Independent Contractor and the CEO or the Chairman of the Board of Directors of BCPM.

     2. BCPM and the Independent Contractor hereby agree that BCPM shall not be responsible for the payment of wages to the Independent Contractor. Instead, the OLP and BCPM agree to pay Independent Contractor $900.00 per diem, for each day worked during a calendar month, beginning July 1, 2002, and a flat rate of $18,000.00 for June, 2002, such payments to be made monthly by the 10th day of the following month. Independent Contractor shall submit an invoice for each such payment to the OLP and BCPM, for months after June 2002, listing the days for which independent contractor services were rendered, and the amount due resulting from such provision of services. Reasonable out of pocket expenses, including lodging in the Geismar area, shall be added to and included on the invoice.

     3. The Independent Contractor agrees to provide services under this Agreement, on the request of BCPM, at least through September 30, 2002. If, in BCPM's sole discretion, Independent Contractor's services are no longer needed, it may terminate this Agreement at any time before or after September 30, 2002, by giving 5 business days' prior notice of such termination to the Independent Contractor in writing. The Independent Contractor may also terminate this Agreement at any time after September 30, 2002, by giving 10 business days' prior notice of such termination to BCPM in writing. BCPM shall not require the provision of services for more days that set forth opposite the month in the table below, without the consent of Independent Contractor. After the months set forth in the table, a continuing schedule shall be agreed between the parties, if services are to be continued.

                     July            15 business days
                    August           10 business days
                  September          10 business days

     4. BCPM shall not exert or retain control of, or the right to control, the terms, mode and manner of the work to be performed by the Independent Contractor, it being the mutual intent of BCPM and the Independent Contractor that the Independent Contractor shall control all terms and conditions of the work he is performing hereunder.

     5. BCPM and the Independent Contractor agree that the relationship between them is not an employer/employee relationship, and the Independent Contractor is not to be considered an employee of BCPM at any time under any circumstance for any purpose. Without limiting the foregoing, (i) the payments specified in this Agreement constitute the only compensation payable to the Independent Contractor and are not wages for purposes of any applicable law or regulation, (ii) BCPM shall issue a Form 1099 to the Independent Contractor at the end of each calendar year in which payments are made hereunder, (iii) the Independent Contractor is solely responsible for the payment of all taxes owed as a result of the payments to him hereunder and agrees to pay all such taxes in a timely manner, (iv) the Independent Contractor assumes full responsibility for all damages and/or injuries sustained by him resulting from any activity related to services provided by him hereunder, and (v) the Independent Contractor is not eligible for benefits of any kind, including without limitation, worker's compensation, unemployment compensation or any other benefits under the law of any state, arising out of the performance of services under this Agreement.

     6. The parties recognize and agree that payment for such continuing services of the Independent Contractor shall be made first by the OLP, by paying directly the invoices of Independent Contractor, and that BCPM shall pay such invoices, and claim reimbursement from the OLP, only upon the failure of the OLP to pay according to this Agreement.

     7.   This Agreement shall be governed by the laws of the State of Ohio.


                                         BCP MANAGEMENT, INC.


                                         By /s/ Mark J. Schneider
                                            ------------------------------------

                                         Its PRESIDENT & CEO
                                             -----------------------------------


                                         BORDEN CHEMICALS AND
                                         PLASTICS OPERATING LIMITED
                                         PARTNERSHIP, by BCP
                                         Management Inc., its General Partner

                                         By /s/ Mark J. Schneider
                                            ------------------------------------

                                         Its. PRESIDENT & CEO
                                              ----------------------------------


                                         /s/ Robert R. Whitlow, Jr.
                                         ---------------------------------------
                                         Robert R. Whitlow, Jr.

                         CONTINUED AND AMENDED AGREEMENT

     THIS AGREEMENT dated as of this 1st day of October, 2002, continues and amends that Agreement, by and among BCP Management, Inc. ("BCPM"), Borden Chemicals and Plastics Operating Limited Partnership ("OLP") and Robert R. Whitlow, Jr., (the "Independent Contractor") effective as of June 1, 2002, by replacing its language in its entirety with the following:

     1. The Independent Contractor is presently an officer of BCPM and shall continue as such during the term of this Agreement. Recognizing that BCPM and the OLP, of which BCPM is the general partner, are in bankruptcy and that OLP has sold or is in the process of idling all of its operations, the parties agree that BCPM and the OLP require the services of executive officers, but no longer require such services on a full time basis. Accordingly, from and after the date hereof BCPM retains the services, for itself and the OLP, of the Independent Contractor as an independent contractor and not as an employee as that word is defined by applicable federal or state law or regulations, and the Independent Contractor agrees to provide to BCPM and the OLP his duties as the continuing Vice President and Chief Financial Officer, on a part time, as needed basis on the terms set forth in this Agreement. The duties to be performed by Independent Contractor include the following categories.

     . Supervising and directing financial activities, including maintenance of financial controls, cash management, accounting, tax compliance, claims reconciliation, and similar activities.

     . Supervising and directing asset collection, including accounts receivable and payable, deposit collection and accounting for the disposition and monetization of other OLP assets, including joint ventures and other tangible and intangible assets.

     . Compliance with reporting obligations, to the bankruptcy court and others, of BCPM and the OLP.

     . Participation with, and assistance to counsel for the OLP and BCPM, in the preparation, negotiation, and presentation of a plan of liquidation, in the bankruptcy cases involving the OLP and BCPM, and in other matters necessary to the prosecution of those bankruptcy cases.

     . As requested, meeting with and communicating with the BCPM Board of Directors.

     . Supervising the development and filing, and (as appropriate) endorsing the Form 10K and Form 10Q for Borden Chemicals and Plastics Limited Partnership.

     . Reviewing and commenting, as requested, on work performed by the OLP's financial advisors.

     . Supervising and directing the maintenance of and coordination of appropriate insurance coverage for the OLP and BCPM.

     . Such other duties, consistent with the position of Vice President and Chief Financial Officer, as may be agreed between Independent Contractor and the CEO or the Chairman of the Board of Directors of BCPM.

     2. BCPM and the Independent Contractor hereby agree that BCPM shall not be responsible for the payment of wages to the Independent Contractor. Instead, the OLP and BCPM agree to pay Independent Contractor $1,600 per day, for each day worked during a calendar month, beginning October 1, 2002, such payments to be made monthly by the 10th day of the following month. Independent Contractor shall submit an invoice for each such payment to the OLP and BCPM, for months after September, 2002, listing the days for which independent contractor services were rendered, and the amount due resulting from such provision of services.

Reasonable out of pocket expenses, including lodging in the Geismar area, shall be separately invoiced by independent contractor, on a periodic basis, and separately paid by the OLP or BCPM, in accordance with the provisions of this Continued and Amended Agreement.

     3. The Independent Contractor agrees to provide services under this Agreement, on the request of BCPM, at least through December 30, 2002, and thereafter unless terminated in accordance with the provisions hereof. If, in BCPM's sole discretion, Independent Contractor's services are no longer needed, it may terminate this Agreement at any time before or after December 30, 2002, by giving 5 business days' prior notice of such termination to the Independent Contractor in writing. The Independent Contractor may also terminate this Agreement at any time after December 30, 2002, by giving 10 business days' prior notice of such termination to BCPM in writing. BCPM shall not require the provision of services for more days that set forth opposite the month in the table below, without the consent of Independent Contractor. After the months set forth in the table, a continuing schedule shall be agreed between the parties, if services are to be continued.

                  October             20 days
                  November            17 days
                  December            17 days

     4. BCPM shall not exert or retain control of, or the right to control, the terms, mode and manner of the work to be performed by the Independent Contractor, it being the mutual intent of BCPM and the Independent Contractor that the Independent Contractor shall control all terms and conditions of the work he is performing hereunder.

     5. BCPM and the Independent Contractor agree that the relationship between them is not an employer/employee relationship, and the Independent Contractor is not to be considered an employee of BCPM at any time under any circumstance for any purpose. Without limiting the foregoing, (i) the payments specified in this Agreement constitute the only compensation payable to the Independent Contractor and are not wages for purposes of any applicable law or regulation, (ii) BCPM shall issue a Form 1099 to the Independent Contractor at the end of each calendar year in which payments are made hereunder, (iii) the Independent Contractor is solely responsible for the payment of all taxes owed as a result of the payments to him hereunder and agrees to pay all such taxes in a timely manner, (iv) the Independent Contractor assumes full responsibility for all damages and/or injuries sustained by him resulting from any activity related to services provided by him hereunder, and (v) the Independent Contractor is not eligible for benefits of any kind, including without limitation, worker's compensation, unemployment compensation or any other benefits under the law of any state, arising out of the performance of services under this contract.

     6. The parties recognize and agree that payment for such continuing the services of the Independent Contractor shall be made first by the OLP, by paying directly the invoices of Independent Contractor, and that BCPM shall pay such invoices, and claim reimbursement from the OLP, only upon the failure of the OLP to pay according to this agreement.

     7.   This Agreement shall be governed by the laws of the state of Ohio.


/s/ Robert R. Whitlow Jr.                BCP MANAGEMENT, INC.
-------------------------
Robert R. Whitlow, Jr.

                                         By /s/ Mark J. Schneider
                                            ------------------------------------

                                         Its PRESIDENT & CEO
                                             -----------------------------------

                                         BORDEN CHEMICALS AND
                                         PLASTICS OPERATING LIMITED
                                         PARTNERSHIP, By BCP
                                         Management Inc., its General Partner


                                         By /s/ Mark J. Schneider
                                            ------------------------------------

                                         Its. PRESIDENT & CEO
                                              ----------------------------------